EXHIBIT 10.15c

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
[**] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 2 to EIGHTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 30, 2020, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), the Purchasers and Purchaser Agents signatories hereto, and BANK OF MONTREAL, as the agent (the “Agent”).
R E C I T A L S
A.    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Eighth Amended and Restated Receivables Purchase Agreement dated as of December 18, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 6.1 of the Agreement, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendment to Agreement. The Agreement is hereby amended as follows:
2.1.    The definition of “Eurodollar Rate” in Exhibit I to the Agreement is hereby amended to add the following sentence to the end of such definition:
Notwithstanding the foregoing, in no event shall the Eurodollar Rate be less than [**]%.
2.2    The definition of “Net Spread” in Exhibit I to the Agreement is hereby amended to read as follows:
“Net Spread” means the annualized percentage equivalent of a fraction (computed as of the last day of each calendar month), the numerator of which is the excess of (x) all Finance Charge and Floorplan Fee Collections received and applied during such calendar month (including recoveries) over (y) the sum of, without duplication, (i) the Carry Costs for such calendar month, (ii) the aggregate amount of

Receivables that became Defaulted Receivables during such calendar month, and (iii) the aggregate amount of non-cash adjustments that reduced the Outstanding Balance of any Pool Receivable during such calendar month (but excluding any Receivable that was included in the calculation of Net Spread pursuant to clause (ii) above in any previous calendar month); and the denominator of which is the average aggregate Outstanding Balances of the Pool Receivables during such calendar month; provided that the “Net Spread” calculated for the calendar months of April, May and June of 2020 shall not include (I) any addition for recoveries as otherwise provided in clause (x) above and (II) any deduction for Defaulted Receivables as otherwise provided in clause (y)(ii) above.
2.3    Clauses (j), (k), (r) and (y) of Termination Event in Exhibit V to the Agreement are hereby amended to read as follows:
(j)    (A) as of the last day of any calendar month (other than the months of April, May and June of 2020), the arithmetic average of the Net Spread for the most recent three calendar months shall be less than [**]% or (B) the Net Spread shall be less than (i) [**]%, for any of the months of April, May or June 2020 or (ii) [**]%, for any other calendar month; or
(k)    (A) at any time, the Aggregate Participation exceeds [**]% or (B) during the months of April, May and June 2020, the quotient of (I) the ‘NRPB’, plus the amount on deposit in the Cash Reserve Account, minus ‘I’, minus ‘DP’ divided by (II) the ‘NRPB’ (as each such abbreviation is defined in the definition of “Participation”) is less than [**]% and, in each case, such condition shall continue unremedied for five days after any date any Servicer Report or Portfolio Certificate is required to be delivered; or
(r)    the sum of all of AFC’s Debt (i) excluding intercompany loans between AFC and KAR, (ii) excluding any guarantee of KAR’s Debt under the KAR Credit Facility, and (iii) including the outstanding balance of any other recourse transactions (which excludes the Investment of the Aggregate Participation under this Agreement and any Canadian securitization obligations) exceeds the sum of $[**] plus the aggregate unfulfilled purchases of all Deferring Purchasers at such time (provided that if GAAP is adjusted such that leases that were previously treated as operating leases are treated as debt, the parties shall negotiate in good faith to adjust this provision to reflect a level which takes into consideration such change); or
(y)    (A) as of the last day of any calendar month (other than the months of April, May and June of 2020), the arithmetic average of the Payment Rate for the most recent three calendar months shall be less than [**]% or (B) as of the last day of April, May or June of 2020, the Payment Rate shall be less than [**]%; or
3.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent, the Purchasers and the Purchaser Agents as follows:

(a)    Representations and Warranties. The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.
4.    Effectiveness. This Amendment shall become effective upon the receipt by the Agent of each of the counterparts of this Amendment executed by each of the parties hereto.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.
8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
9.    Reaffirmation of Performance Guaranty. By signing below, KAR Auction Services, Inc. reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AFC FUNDING CORPORATION, as Seller

By: /s/ Amy Wirges
Name: Amy Wirges
Title: Sr. Vice President Finance, Treasurer

AUTOMOTIVE FINANCE CORPORATION,
as Servicer
By: /s/ Amy Wirges
Name: Amy Wirges
Title: Sr. Vice President Finance, Treasurer

AFC Amendment No. 2 to Eighth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser
By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

BMO CAPITAL MARKETS CORP., as Purchaser
Agent for Fairway Finance Company, LLC and Bank of Montreal
By: /s/ John Pappano
Name: John Pappano
Title: Managing Director

AFC Amendment No. 2 to Eighth A&R RPA

BANK OF MONTREAL, as Agent

By: /s/ Karen Louie
Name: Karen Louie
Title: Director

BANK OF MONTREAL, as Purchaser

By: /s/ Karen Louie
Name: Karen Louie
Title: Director

AFC Amendment No. 2 to Eighth A&R RPA

ROYAL BANK OF CANADA, as Purchaser Agent for Thunder Bay Funding, LLC
By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

By: /s/ Lisa Wang
Name: Lisa Wang
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Purchaser

By: Royal Bank of Canada,
its attorney-in-fact

By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser and Purchaser Agent for itself

By: /s/ Lawrence Beller
Name: Lawrence Beller
Title: Senior Vice President

TRUIST BANK, as Purchaser and as Purchaser Agent for itself

By: /s/ Ileana Chu
Name: Ileana Chu
Title: SVP

AFC Amendment No. 2 to Eighth A&R RPA

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Purchaser and as Purchaser Agent for itself

By: /s/ Brian Gardner
Name: Brian Gardner
Title: Managing Director

JPMORGAN CHASE BANK N.A., as Purchaser Agent for Chariot Funding LLC

By: /s/ Cameron Milligan
Name: Cameron Milligan
Title: Executive Director

CHARIOT FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-
fact

By: /s/ Cameron Milligan
Name: Cameron Milligan
Title: Executive Director

Acknowledged and Agreed:

KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By: /s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: EVP & CFO

AFC Amendment No. 2 to Eighth A&R RPA